    CONTACTS:
    Susan G. Gaffney                                        Veronica L. Rosa
    Investor Relations                                      Investor Relations
    610-408-7292                                            610-408-7196
    sgaffney@ikon.com                                       vrosa@ikon.com
    -----------------                                       --------------

             IKON OFFICE SOLUTIONS ANNOUNCES FIRST QUARTER RESULTS

           CONTINUES ON TRACK FOR EARNINGS IMPROVEMENT IN FISCAL 1999

     VALLEY FORGE, PENNSYLVANIA -- JANUARY 27, 1999 -- IKON Office Solutions (NYSE: IKN) today reported results for the first quarter of fiscal 1999. IKON generated net income of $20.1 million or $.13 per share, excluding an after-tax gain of $8.6 million or $.06 per share from a $250 million asset securitization. The fiscal 1999 first quarter results reflect substantial improvements in earnings trends as compared to results reported for the second half of fiscal 1998.

     For the first quarter of fiscal 1998, the Company generated $49.7 million in net income or $.33 per share before transformation costs. Including transformation costs, net income was $37 million or $.24 per share.

     "We are encouraged by our results as we begin fiscal 1999, which confirm that IKON is heading in the right direction," stated James J. Forese, President and Chief Executive Officer. "We continue to be on course to achieve earnings per share of $0.65 to $0.75 this fiscal year."

     Revenues for the quarter were $1.38 billion excluding the gain, compared to $1.37 billion in the first quarter of fiscal 1998. The flat revenue reflects the elimination of unprofitable revenue streams and a transition away from low-margin, commodity products.

     The company's 38.8% gross margin, excluding the securitization gain, for the 1999 first quarter reflected an improvement of 450 basis points over the 34.3% gross margin reported for the 1998 fourth quarter. The improvement reflected greater profitability in both equipment and service sales, due to the elimination of inappropriate discounting, an increased focus on controlling service costs, and the strong turnaround in Management Services.

PRODUCTIVITY IMPROVEMENT INITIATIVES CONTINUE

     Mr. Forese added: "In fulfilling its business plan, IKON is making excellent progress across a broad front: We are maintaining a tight focus on operational improvements that will allow us to capitalize on our strong fundamentals, including a large and growing customer base, state-of-the-art product and service offerings, and an abundance of talented people. We are devoting more attention to our focus products and services that deliver added value and greater margins such as color and high-volume capabilities, digital and imaging technology, and document services.

     "Tying all this together, we are taking comprehensive, well-coordinated action to become one of the industry's most efficient players. Specifically, we are seeking to enhance our competitiveness, to further centralize management controls, to establish more consistency in business processes and financial policies, and to create a united management team focused on long-term operating performance and the success of the Company as a whole."

     The Company continues to roll out the program of expense reductions and productivity initiatives announced in the 3rd and 4th quarters of fiscal 1998. During the first quarter IKON:

 . Reduced the worldwide workforce by 1,300 positions, or 3%, to enhance productivity throughout the organization;

 .  Closed or merged four field offices in Document Services;

 .  Completed the closing of one Technology Services company;

 .  Merged two districts and four marketplaces in Business Services, North
  America;

 . Implemented in six districts a new sales model which includes increased training, sales compensation tied to gross profit and focus products, and a realignment of the sales territories for higher productivity; and

 . Commenced the previously announced project in which PricewaterhouseCoopers will work with IKON to strengthen the efficiency of the Company's infrastructure and reduce SG&A costs as a percentage of revenues.

"We will continue to take aggressive steps," Mr. Forese stated, "to make IKON one of the industry leaders in efficiency and to pursue the many opportunities before us to increase IKON's share of value-added, high-margin markets."

     IKON Office Solutions (www.ikon.com) is one of the world's leading office technology companies, providing customers with total office solutions from copier and printing systems, computer networking and digital document services to copy center management, technology training and electronic file conversion. With fiscal 1998 revenues of $5.6 billion, IKON has more than 1,000 locations in the U.S., Canada, Mexico, the United Kingdom, France, Germany and Denmark.

This news release includes information that may constitute forward-looking statements made pursuant to the safe harbor provisions of the federal securities laws. Although IKON believes the expectations contained in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove correct. This information is subject to risk and uncertainties such as those relating to conducting activities in a competitive environment; delays, difficulties, management transitions and employment issues associated with consolidation of business operations; managing the integration of acquired companies; risks and uncertainties associated with implementation of a preferred vendor program and general economic conditions. Therefore, actual results may differ materially from the forward-looking statements.

                                     # # #

IKON OFFICE SOLUTIONS, INC.
---------------------------

FINANCIAL SUMMARY (IN THOUSANDS, EXCEPT EARNINGS PER SHARE)
                                                                           FIRST QUARTER
                                                                              FISCAL
                                                                       ------------------------------------------------------
                                                                                      1999               1998     % CHANGE
                                                                       -------------------      -----------------------------
REVENUES
Net sales                                                              $           707,719   $        728,105         (2.8)  %
Service and rentals                                                                591,417            575,822          2.7
Finance income                                                                      97,281    (1)      70,330         38.3
-------------------------------------------------------------------------------------------------------------
                                                                                 1,396,417          1,374,257          1.6
-------------------------------------------------------------------------------------------------------------
COSTS AND EXPENSES
Cost of goods sold                                                                 471,746            468,200          0.8
Service and rental costs                                                           341,589            332,155          2.8
Finance interest expense                                                            32,680             30,746          6.3
Selling and administrative                                                         477,255            441,219          8.2
Transformation costs                                                                                   19,519
-------------------------------------------------------------------------------------------------------------
                                                                                 1,323,270          1,291,839          2.4
-------------------------------------------------------------------------------------------------------------

Operating income                                                                    73,147             82,418        (11.2)
Interest expense                                                                    19,547             17,029         14.8
-------------------------------------------------------------------------------------------------------------
Income before taxes                                                                 53,600             65,389        (18.0)
Income taxes                                                                        24,924             28,405        (12.3)
-------------------------------------------------------------------------------------------------------------
Net income                                                                          28,676             36,984        (22.5)
-------------------------------------------------------------------------------------------------------------

Less preferred dividends                                                                                4,885
-------------------------------------------------------------------------------------------------------------
Available to common shareholders                                       $            28,676   $         32,099        (10.7)
                                                                       ===================      =============


BASIC EARNINGS PER SHARE                                                        $     0.19         $     0.24        (20.8)  %
                                                                       ===================      =============

DILUTED EARNINGS PER SHARE                                                      $     0.19         $     0.24        (20.8)  %
                                                                       ===================      =============

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING, BASIC                                  148,349            133,729         10.9   %
                                                                       ===================      =============

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING, DILUTED                                148,907            134,767         10.5   %
                                                                       ===================      =============
Operations Analysis:
      Gross profit %, net sales                                                       33.3%              35.7%
      Gross profit %, service and rentals                                             42.2%              42.3%
      Gross profit %, finance subsidiaries, excl. gain                                60.6%              56.3%
      Total gross profit %, excl. gain                                                38.8%              39.5%
      SG&A as a % of revenue, excl. gain                                              34.5%              32.1%
      Operating income % of revenue, excl. gain                                        4.3%               6.0%
      Oper inc % of rev., excl. transformation costs and gain                                             7.4%

(1) - Includes gain of $14.3 million on a $250 million asset securitization.

IKON OFFICE SOLUTIONS, INC.                                         SUPPLEMENTAL
----------------------------------------------------------

FINANCIAL SUMMARY (IN THOUSANDS, EXCEPT EARNINGS PER
                   SHARE)

                                                                 FIRST QUARTER         FOURTH QUARTER
                                                                  FISCAL 1999            FISCAL 1998         % CHANGE
                                                               ---------------      -----------------     --------------
REVENUES
Net sales                                                      $       707,719   $            775,914            (8.8)  %
Service and rentals                                                    591,417                569,420             3.9
Finance income                                                          97,281    (2)          82,755            17.6
-----------------------------------------------------------------------------------------------------
                                                                     1,396,417              1,428,089            (2.2)
-----------------------------------------------------------------------------------------------------

COSTS AND EXPENSES
Cost of goods sold                                                     471,746                548,493           (14.0)
Service and rental costs                                               341,589                357,266            (4.4)
Finance interest expense                                                32,680                 32,272             1.3
Selling and administrative                                             477,255                530,232   (1)     (10.0)
Transformation costs                                                                           23,783
-----------------------------------------------------------------------------------------------------
                                                                     1,323,270              1,492,046           (11.3)
-----------------------------------------------------------------------------------------------------

Operating income                                                        73,147                (63,957)
Interest expense                                                        19,547                 19,712
-----------------------------------------------------------------------------------------------------
Income before taxes                                                     53,600                (83,669)
Income taxes                                                            24,924                (21,989)
-----------------------------------------------------------------------------------------------------
Net income                                                              28,676                (61,680)
-----------------------------------------------------------------------------------------------------

Less preferred dividends                                                                        4,885
-----------------------------------------------------------------------------------------------------
Available to common shareholders                               $        28,676   $            (66,565)
                                                               ===============      =================

BASIC EARNINGS PER SHARE                                            $     0.19                 ($0.49)
                                                               ===============      =================

DILUTED EARNINGS PER SHARE                                          $     0.19                 ($0.49)
                                                               ===============      =================

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING, BASIC                      148,349                136,145             9.0   %
                                                               ===============      =================

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING, DILUTED                    148,907                136,145             9.4   %
                                                               ===============      =================

Operations Analysis:
      Gross profit %, net sales                                           33.3%                  29.3%
      Gross profit %, service and rentals                                 42.2%                  37.3%
      Gross profit %, finance subsidiaries, excl gain                     60.6%                  61.0%
      Total gross profit %, excl. gain                                    38.8%                  34.3%
      SG&A as a % of revenue, excl. gain                                  34.5%                  37.1%
      Operating income % of revenue, excl. gain                            4.3%                  -4.5%
      Oper inc % of rev., excl. transformation costs and gain                                    -2.8%


(1)  Includes $40.4 million special charges.
(2) Includes gain of $14.3 million on a $250 million asset securitization.